FORM OF SUBSCRIPTION AGREEMENT

To:	Clear Skies Group, Inc.
5020 Sunrise Highway, Suite 227
Massapequa Park, NY 11762
Attn: Ezra J. Green, Chief Executive Officer

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber” and, collectively with other purchasers entering into subscription agreements in substantially the same form as this Agreement, “Subscribers”) in connection with its investment in a to be identified public company (“Pubco”) that will acquire all of the issued and outstanding capital stock of Clear Skies Group, Inc., a New York corporation (“CSG”), change its name to Clear Skies Holdings, Inc. and succeed to the business of CSG as its sole line of business (on a combined, post-acquisition basis, Pubco and its subsidiary, CSG, are collectively referred to as the “Company”). The Company is conducting a private placement (the “Offering”), pursuant to a Confidential Private Placement Memorandum, dated November 12, 2007, as the same may be supplemented and amended from time to time, including without limitation by the draft Current Report on Form 8-K (collectively, the “PPM”). The exclusive placement agent for the Offering is Westminster Securities Corporation (the “Placement Agent”), and the Offering is for up to $6,500,000 of units (“Units”), but in no event less than $3,250,000 (the “Minimum Offering”); provided, however, that the Company, with the Placement Agent’s approval, may accept subscriptions for up to an aggregate of $7,500,000 of Units. Each Unit shall consist of 50,000 shares of common stock of Pubco (the “Shares” and, together with the Units, the “Securities”). The purchase price per Unit shall be fixed at $25,000 (the “Purchase Price”). All funds received in the Offering prior to each closing of the Offering (the “Closing”) shall be held in escrow by Signature Bank (the “Escrow Agent”) and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to the Company at which time the Units subscribed for as further described below shall be delivered, subject to Section 8 hereof, to the Subscriber. This Agreement, together with the Registration Rights Agreement among the Company and the Investors (as defined therein) shall be referred to collectively as the “Transaction Documents.”

1. SUBSCRIPTION AND PURCHASE PRICE

(a) Subscription. Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Units indicated on page 9 hereof on the terms and conditions described herein.

(b) Purchase of Units. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Units shall be set at $25,000 per Unit, for an aggregate purchase price as set forth on the signature page hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Units subscribed for hereunder, payable (i) in United States Dollars, by wire transfer of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Placement Agent in accordance with the instructions provided in the PPM or (ii) by exchange or conversion of outstanding principal and interest of existing debt securities of the Company held by Subscriber (“Debt Exchange”). The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2. ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

(a) Subject to Section 2(b), the subscription period will begin as of the date of the PPM and will terminate at 11:59 PM Eastern Time, on the earliest of: (i) December 15, 2007, or such later date to which the Company, in its sole discretion, may agree to extend the Offering (provided such date shall be no later than January 31, 2008); and (ii) such earlier date as of which the Company terminates the Offering in its sole discretion (the “Termination Date”). The minimum subscription amount from any subscriber in the Offering is $25,000, although the Company may, in its discretion, accept subscriptions for less than $25,000.

(b) The Subscriber will (i) if paying for Units in cash, contemporaneously with execution of this Agreement, effect a wire transfer in the full amount of the purchase price for the Units to the Company’s escrow account in accordance with the wire instructions attached as Exhibit E to the PPM or deliver to the Placement Agent a certified check, payable to the order of “Signature Bank, as escrow agent for Clear Skies Group, Inc.,” in payment of the purchase price for the Units or (ii) if paying for Units by Debt Exchange, execute such documents as are reasonably requested by the Company to evidence such Debt Exchange and, at or prior to the closing for Units purchased by such Debt Exchange, surrender to the Company the debt security(ies) which evidence the principal or interest amounts to be so exchanged.

(c) Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with the Escrow Agent. If the Company shall not have obtained subscriptions and reconfirmations (including this subscription) for the Minimum Offering on or before the Termination Date (as such date may be extended by the Company), then this subscription shall be void and all funds paid hereunder by the Subscriber shall be promptly returned without interest to the Subscriber, to the same account from which the funds were drawn. If subscriptions are received and accepted and payment tendered for the Minimum Offering on or prior to the Termination Date, then all subscription proceeds which have been reconfirmed by subscribers (less fees and expenses) shall be paid over to Pubco upon Pubco’s demand therefore made at any time after the amount of good funds in escrow which have been reconfirmed equals or exceeds the Minimum Offering. In such event, sales of the Units may continue thereafter until the Termination Date, with subsequent releases of funds from time to time at the discretion of the Company.

(d) The Subscriber hereby authorizes and directs the Company and the Placement Agent to deliver any certificates or other written instruments representing the Units to be issued to such Subscriber pursuant to this Agreement to the address indicated on the signature page hereof.

(e) The Subscriber hereby authorizes and directs the Company, the Escrow Agent and the Placement Agent to return any funds, without interest, for unaccepted subscriptions to the same account from which the funds were drawn.

(f) If the Subscriber is not a United States person, such Subscriber shall immediately notify the Company and the Subscriber hereby represents that the Subscriber is satisfied as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. Such Subscriber further represents and warrants that Subscriber’s subscription and payment for, and continued beneficial ownership of, the Units will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

3. THE SUBSCRIBER’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a) The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber. The Subscriber is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

(b) The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i) The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future or otherwise than for proper investment purposes. The Subscriber does not have any such intention (this representation and warranty shall in no way limit Subscriber’s right to sell the Securities in compliance with applicable federal and state securities laws).

(ii) The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii) The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.

(iv) The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v) The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(vi) The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c) The Subscriber acknowledges that the Company has engaged the Placement Agent in connection with the sale of the Units. The Placement Agent shall receive a cash fee in an amount up to 8% (which may be increased to 9% in certain cases) of the aggregate proceeds from sales of Units and warrants to purchase a number of shares equal to 4% of the aggregate number of Shares included in the Units sold in the Offering. The Subscriber further acknowledges that the Placement Agent, in its discretion, may re-allot all or any portion of the cash fee or warrants payable to it, to its employees, or to other registered broker-dealers participating as dealers in the Offering.

(d) The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Securities, and each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(e) The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, including but not limited to a thorough review of the “Risk Factors” section of the PPM, and fully understands that the Securities are a speculative investment that involve a high degree of risk of loss of the Subscriber’s entire investment.

(f) The Subscriber represents, warrants and agrees that the Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act, as amended from time to time (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that, except as otherwise provided in a registration rights agreement among the Company and the Subscriber, among others, the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(g) The Subscriber confirms that no oral or written representations or warranties have been made to the Subscriber by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries, other than any representations of the Company contained herein, and in subscribing for the Units, the Subscriber is not relying upon any representations other than those contained herein.

(h) The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(i) The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel reasonably acceptable to the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

(j) The Subscriber understands that neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(k) The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(l) The Subscriber is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the Offering and is not subscribing for Units and did not become aware of the Offering through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(m) The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(n)  The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o) No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein or in the PPM.

(p) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(q) This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription, in whole or in part, for any reason and to withdraw the Offering at any time.

(r) The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds such Subscriber’s Aggregate Purchase Price tendered hereunder.

(s) The Subscriber is an “Accredited Investor” as defined in Rule 501(a) under the Securities Act.

(t) The Subscriber, either alone or together with its Advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(u) The Subscriber acknowledges receipt and careful review of the PPM, all supplements to the PPM, and all other Transaction Documents furnished in connection with this transaction by the Company (collectively, the “Offering Documents”) and has been furnished by the Company during the course of this transaction with all information regarding the Company, the Offering and the Securities which the Subscriber has requested or desires to know; and the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which the Subscriber has requested. If Subscriber is purchasing Units via a Debt Exchange, Subscriber represents and warrants that Subscriber is only relying on the Offering Documents for this Offering and not on any documentation previously provided to Subscriber in connection with the issuance of such debt securities to Subscriber.

(v) The Subscriber understands that the Company will review and rely on this Agreement without making any independent investigation.

(w) The Subscriber hereby represents that the address of the Subscriber furnished at the end of this Agreement is the undersigned’s principal residence, if the Subscriber is an individual, or its principal business address if it is a corporation or other entity.

(x) The Subscriber acknowledges that if the Subscriber is a Registered Representative of a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm, the Subscriber must give such firm the notice required by the NASD’s Conduct Rules, receipt of which must be acknowledged by such firm on the signature page hereof.

(y) The Subscriber understands that, pursuant to the terms of the Offering as set forth in the PPM, the Company must receive subscriptions and reconfirmations for at least the Minimum Offering in order to close on the sale of any Units and that persons affiliated with the Company or its consultants, advisors, or placement agents may subscribe for Common Stock, in which case the Company may accept subscriptions from such affiliated parties in order to reach the Minimum Offering; and that, accordingly, no investor should conclude that achieving the Minimum Offering is the result of any independent assessment of the merits or advantages of the Offering or the Company made by Subscribers in the Minimum Offering.

(z) All information provided by the Subscriber in the Investor Questionnaire attached as Exhibit B to the PPM is true and accurate in all respects, and the Subscriber acknowledges that the Company will be relying on such information to its possible detriment in deciding whether the Company can sell these securities to the Subscriber without giving rise to the loss of the exemption from registration under applicable securities laws.

(aa) Subscriber is not now nor shall it be at any time prior to or at the Closing Date a person or entity (a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC (“Specially Designated Nationals and Blocked Persons”)) or otherwise. Neither Subscriber nor any Person who owns an interest in Subscriber (collectively, a “Purchaser Party”) is now nor shall be at any time prior to or at the Closing Date a Person with whom a U.S. Person, including a United States Financial Institution as defined in 31 U.S.C. Section 5312, as amended (“Financial Institution”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

(bb) Subscriber has taken, and shall continue to take until the Closing Date, such measures as are required by law to assure that the funds used to pay to the purchase price for the Units are derived: (i) from transactions that do not violate United States law nor, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (ii) from permissible sources under United States law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated.

(cc) To the best of Subscriber’s knowledge, neither Subscriber nor any Purchaser Party, nor any Person providing funds to Subscriber: (i) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws (as hereinafter defined in this Section 3(cc)); (ii) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (iii) has had any of its funds seized or forfeited in any action under any Anti-Money Laundering Laws. For purposes of this Section 3(cc), the term “Anti-Money Laundering Laws” shall mean laws, regulations and sanctions, state and federal, criminal and civil, that: (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (iii) require identification and documentation of the parties with whom a Financial Institution conducts business; or (iv) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the USA PATRIOT Act of 2001, Pub. L. No. 107-56 (the “Patriot Act”), the Bank Secrecy Act, 31 U.S.C. Section 5311 et. seq. (the “Bank Secrecy Act”), the Trading with the Enemy Act, 50 U.S.C. Appendix, the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et. seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

(dd) Subscriber is in compliance with any and all applicable provisions of the Patriot Act, including, without limitation, amendments to the Bank Secrecy Act. If Subscriber is a Financial Institution, it has established and is in compliance with all procedures required by the Patriot Act and the Bank Secrecy Act.

(ee) Subscriber shall cooperate with the Company, and shall cause each Purchaser Party to cooperate with the Company, in providing such additional information and documentation on Subscriber’s and each Purchaser Party’s legal or beneficial ownership, policies, procedures and sources of funds as the Company deems necessary or prudent to enable the Company to comply with Anti-Money Laundering Laws now in existence or hereafter enacted or amended.

(ff) If any of the foregoing representations, warranties or covenants in Sections 3(aa) through 3(ee) hereof ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may, in accordance with applicable regulations, and after giving Subscriber reasonable opportunity to provide such satisfactory evidence, freeze Subscriber’s investment, including without limitation, withholding any dividends or distributions otherwise payable to Subscriber, suspending Subscriber’s voting rights and rescinding Subscriber’s investment in Units, and the Company may also be required to report such action and to disclose Subscriber’s identity to OFAC or another authority. In the event that the Company is required to take any of the foregoing actions, Subscriber understands and agrees that it shall have no claim against the Company and/or its affiliates, directors, stockholders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

(gg) Subscriber understands and agrees that any dividend, distribution or rescission proceeds or other payments made to it will be paid to the same account from which Subscriber’s investment in the Company was originally remitted, unless otherwise requested by a Subscriber and the Company, in its sole discretion, agrees.

(hh) Subcriber acknowledges that the Lock-Ups (as defined below) are being entered into for the benefit of the Company and that Subscriber has no rights thereunder as a third-party beneficiary or otherwise. Subscriber further acknowledges that the provisions of any Lock-Up may be waived by the Placement Agent, in its sole discretion.

(ii) The foregoing representations, warranties and agreements shall survive the Closing.

4. THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a) Organization and Qualification. The Company and each of its wholly or partially owned subsidiaries (the “Subsidiaries”) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no case has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Authorization; Enforcement. The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

(c) Issuance of Securities. The Securities to be issued to the Subscriber pursuant to this Agreement when issued and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued and will be fully paid and non-assessable.

(d) No Conflicts. The execution and delivery and the performance of this Agreement and the Transaction Documents by the Company does not and will not (i) conflict with either the Company’s or any Subsidiary’s organizational materials, as amended to date, (ii) conflict with or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound, (iii) result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iv) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii), (iii) or (iv), such as would not reasonably be expected to result in a Material Adverse Effect.

(e) Capitalization. After giving effect to the transactions contemplated by this Agreement and the PPM, the Company will have the outstanding capital stock as set forth in the PPM (as amended and supplemented from time to time). Except as set forth in the PPM: (i) no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the Offering; (ii) there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is bound to issue additional shares of Common Stock or Common Stock Equivalents; and (iii) the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Subscribers and the Placement Agent) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders

(f) Disclosure. The representations and warranties of the Company in this Agreement, including any disclosure schedules to this Agreement, and the disclosures in the PPM, as the same may be amended and supplemented from time to time, are true and correct in all material respects as of the date when made and as of each Closing Date and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein, in the Registration Rights Agreement, including the questionnaire attached as Annex B thereto, and/or in the Investor Questionnaire included as Exhibit B to the PPM.

(g)  Financial Statements. The financial statements included in the PPM comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect as of the date thereof. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the entities covered thereby as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h) Material Changes. Since the date of the latest financial statements included in the PPM, except as disclosed in the PPM, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

(i) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current director or officer of the Company.

(j)  Compliance. Except in each case as would not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment.

(k)  Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities as described in the PPM, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(l)  Title to Assets. The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Except as would not reasonably be expected to result in a Material Adverse Effect, any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in substantial compliance.

(m)  Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the PPM and which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n)  Insurance. The Company and the Subsidiaries carry at least such insurance as is disclosed in the PPM. Neither the Company nor any Subsidiary has any knowledge that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a material increase in cost.

(o)  Transactions with Affiliates and Employees. Except as set forth in the PPM, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(p)  Certain Fees. All brokerage fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents are as set forth in the PPM. The Subscriber shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(q)  Private Placement. Assuming the accuracy of each Subscriber’s representations and warranties set forth in their respective Subscription Agreements, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby.

(r)  Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(s)  Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Subscribers’ ownership of the Securities.

(t)  Tax Status. Except for matters that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(u)  No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Subscribers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(v)  Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(w)  Employees. Neither the Company nor any of its Subsidiaries has any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company or its Subsidiaries. Except as described in the PPM, neither the Company nor any of its Subsidiaries is a party to or bound by any material currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company’s knowledge, no employee of the Company or any Subsidiary, nor any consultant with whom the Company or any Subsidiary has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company (or any Subsidiary) because of the nature of the business to be conducted by the Company (or any Subsidiary); and to the Company’s knowledge the continued employment by the Company (and its Subsidiaries) of their respective present employees, and the performance of the Company’s (and Subsidiaries’) contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. No employee of the Company or any Subsidiary has been granted the right to continued employment by the Company (or any Subsidiary) or to any material compensation following termination of employment with the Company (or any Subsidiary). The Company is not aware that any officer or key employee who is identified in the PPM intends to terminate his or her employment with the Company (or any Subsidiary). The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(x)  Obligations of Management. Each of Ezra Green and Robert Parker is currently devoting substantially all of his or her business time to the conduct of business of the Company or its Subsidiaries. The Company is not aware that either Ezra Green or Robert Parker is planning to work less than full time at the Company (and its Subsidiaries) in the future. No officer or key employee who is identified in the PPM is currently working or, to the Company’s knowledge, plans to work for a competitive enterprise, whether or not such officer of key employee is or will be compensated by such enterprise.

(y) Employee Benefits. The Company does not maintain, and is not required by any applicable law to maintain, any “employee benefit plan” as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any other employee benefit plan, program or arrangement of any kind.

(z) Environmental Compliance. The Company is and has been in compliance in all material respects with all applicable Environmental Laws (as defined below). There is no civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the knowledge of the Company, threatened against the Company pursuant to Environmental Laws which would reasonably be expected to have a Material Adverse Effect; and, to the knowledge of the Company, there are no past or present events, conditions, circumstances, activities, practices, incidents, agreements, actions or plans which may prevent compliance with, or which have given rise to or will give rise to liability under, Environmental Laws that would reasonably be expected to have a Material Adverse Effect. As used herein, “Environmental Laws” means federal, state and local laws, regulations and codes, in each case relating to pollution, protection of the environment or public health and safety.

(aa) Purchase Acknowledgement. The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Subscriber’s purchase of the Units. The Company further represents to the Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(bb)  Indemnification. The Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Company contained herein being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber herein.

(cc)  Survival. The foregoing representations, warranties and agreements shall survive the Closing.

5. ANTI-DILUTION PRICE PROTECTION

(a) During the period from the Initial Closing Date (as defined in the PPM) until the earlier of (i) eighteen (18) months following the Initial Closing Date and (ii) the date that the “resale” registration statement covering the shares of Common Stock included within the Units sold in the Offering is declared effective by the SEC (the “Adjustment Period”), in the event Pubco issues or grants any shares of Common Stock or Common Stock Equivalents (as defined below) at a per share price less than the Effective Price (such lower price, the “Base Price” and any such issuance, a “Dilutive Issuance”), then the Company shall cause Pubco to promptly issue additional shares of Common Stock (“Ratchet Shares”) to the Subscriber in an amount sufficient that the subscription price paid hereunder, when divided by the total number of shares of Common Stock issued to such subscriber (shares included in the purchased Units plus any Ratchet Shares issuable or previously issued under this provision), will result in an effective price paid by the Subscriber per share of Common Stock equal to such Base Price. For purposes hereof, if the holder of the Common Stock or Common Stock Equivalents issued in any Dilutive Issuance shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Effective Price, such issuance shall be deemed to have occurred for less than the Effective Price per share on the date of the Dilutive Issuance. Such adjustment shall be made whenever any Dilutive Issuance is made within the Adjustment Period. Notwithstanding the foregoing, no adjustment will be made under this Section 5(a) in respect of an Exempt Issuance (as defined below). The Company shall notify the Subscriber in writing, no later than 1 business day following a Dilutive Issuance, indicating therein, in reasonable detail, the applicable issuance price, exercise price, reset price, exchange price, conversion price and/or other pricing terms regarding the securities issued in such Dilutive Issuance (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(a), immediately upon the occurrence of any Dilutive Issuance, the Subscriber is entitled to receive the Ratchet Shares pursuant to this Section 5(a). Notwithstanding anything herein or in any Offering Document to the contrary, the foregoing does not convey to the Subscriber any right to participation in any future financings or offerings now or in the future contemplated or undertaken by Pubco. The Company reserves the right to establish procedures in order to effectuate the issuance of additional shares in the event of any Dilutive Issuance requiring an the issuance of Ratchet Shares, in its sole discretion, including prompt delivery of such Ratchet Shares to the Subscriber in full (and in any event within 30 days) and complete satisfaction of the Company’s obligation upon a Dilutive Issuance.

(b) “Common Stock Equivalents” means any securities of Pubco or any of its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(c) “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors, or consultants of Pubco or its subsidiaries (including the Company following the Merger) pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors of Pubco or a majority of the members of a committee of non-employee directors established, (b) securities upon the exercise or exchange of or conversion of any securities issued in the Offering (including, without limitation, the Placement Warrants and any Ratchet Shares) and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities (it being understood that an adjustment pursuant to the terms of such securities shall not be deemed an amendment thereto); and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of Pubco where such directors have determined, in good faith, that such transaction is not primarily for the purpose of raising capital.

(d) “Effective Price,” at any time, shall mean the quotient of (i) the aggregate purchase price paid by the Subscriber for the Units purchased hereunder divided by (ii) the sum of the number of shares of Common Stock included in such Units plus any Ratchet Shares issued to such Subscriber pursuant to Section 5(a) hereof prior to such time.

6. USE OF PROCEEDS

The Company anticipates using the gross proceeds from the Offering as described in the PPM. The Company shall not use the proceeds for the redemption of any Common Stock or Common Stock Equivalents.

7. ESCROW RELEASE

The Subscriber acknowledges that the Company and the Placement Agent may act on the Subscriber’s behalf, solely for the sake of convenience, in connection with confirmation to the Escrow Agent that the Closing has occurred and thereby direct the Escrow Agent to disburse the Subscriber’s subscription funds held in escrow to the Company (net of any fees and expenses) at such time. In doing so, however, the Company and the Placement Agent make no representation or warranty to the Subscriber with respect to any due diligence investigations concerning the Company, all of which shall be and remain the Subscriber’s own responsibility.

8. CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription:

(a) As of the Closing, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b) The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct as of the Closing as if made on the date of the Closing.

(c) The Company shall have received subscriptions and reconfirmations for at least $3,250,000 of Units in connection with the Offering.

(d) The Company shall have provided the Subscriber with a substantially completed draft of a Current Report on Form 8-K containing such information about CSG as would be required to be disclosed in a Registration Statement on Form 10-SB (the “Jumbo 8-K”), and following receipt of such Jumbo 8-K, the Subscriber shall have reconfirmed, in writing, its subscription hereunder.

(e) Pubco shall have consummated its acquisition of CSG’s issued and outstanding capital stock and Pubco shall have succeeded to CSG’s business as its sole line of business.

(f) The former shareholders of CSG who hold shares of Common Stock of the Company, other than the holders of Bridge Common (as defined in the PPM), shall have executed a fifteen (15) month lock-up agreement, substantially in the Form of Exhibit F to the PPM (collectively, the “Lock-Ups”).

9. NOTICES TO THE SUBSCRIBER

(a) THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF ANY INFORMATION FURNISHED IN CONNECTION WITH THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(b) THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SUBSCRIBER SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

10. MISCELLANEOUS PROVISIONS

(a) All parties hereto have been represented by or had the opportunity to be represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party or party’s counsel was or was not the principal draftsman of this Agreement.

(b) Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel, accountants, advisors and other experts, if any, in connection with the preparation and review of this Agreement and related documentation.

(c) Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought. Unless such waiver expressly provides otherwise, no waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right

(d) The representations, warranties and agreements of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e) Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g) This Agreement is not transferable or assignable by the Company without the prior written consent of each Subscriber (other than by merger). Subscriber may assign any or all of its rights under this Agreement to any Person to whom Subscriber assigns or transfers any Securities, otherwise than through a sale into the public market (whether pursuant to an effective registration statement under the Securities Act, Rule 144 under the Securities Act or a successor or substantially similar regulation thereto); provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Subscribers.”

(h) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated only before a State or Federal court located in New York County, State of New York and they hereby submit to the exclusive jurisdiction of such courts with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other. In any action, suit or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury

(i) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns (including, in the case of the Company, Pubco, which is expressly intended to be a third party beneficiary of this Agreement) and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(j) This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved by the Company (i) to enter into the same agreements with other subscribers, (ii) to add and/or delete other persons as subscribers and (iii) to reduce the amount of or reject any subscription. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a scanned electronic data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.

(k) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l) If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence of such loss, theft or destruction and indemnity reasonably satisfactory to the Company (which may include a bond). The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

(m) In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Subscribers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(n) To the extent that the Company makes a payment or payments to any Subscriber pursuant to any Transaction Document or a Subscriber enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(o) The obligations of each Subscriber under any Transaction Document are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance or non-performance of the obligations of any other Subscriber under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Subscriber pursuant thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.

[Signature pages follow immediately]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the date and year first written above.

__________________________	X $25,000 for each Unit	= $_____________________.
Number of Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):
1.	___	Individual	7.	___	Trust/Estate/Pension or Profit Sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA	12.	___	Foundation described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

If there is more than one Subscriber, then each Subscriber must sign the applicable signature page:

• INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE A-24

• SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE A-25

*If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgement signed by the appropriate party:
The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules

Name of FINRA Firm

By:
Name: Title:

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Subscriber

Residence: Number and Street	Address of Additional Subscriber

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Subscriber)

Instructions for Delivery of Securities:

Deposit to my Westminster brokerage account
Deposit to my brokerage account at __________________________ (other brokerage)

Deliver to the address above

Broker:
Westminster Rep:_______________________

ACCEPTED this ___ day of _________ ____, with respect to _______________ Units.

CLEAR SKIES HOLDINGS, INC.

By:

Name:
Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc...)

Name of Entity (Please Print):____________________________________________________________________________________________
Date of Incorporation or Organization:_____________________________________________________________________________________
State of Principal Office:________________________________________________________________________________________________
Federal Taxpayer Identification Number:___________________________________________________________________________________
Office Address:_______________________________________________________________________________________________________
City, State and Zip Code:_______________________________________________________________________________________________
Telephone Number:____________________________________________________________________________________________________
Fax Number (if available):_______________________________________________________________________________________________
E-Mail (if available):___________________________________________________________________________________________________

[seal]	By:	_____________________________________________

Name:
Attest: ___________________________________________		Title:
(If Entity is a Corporation)

Instructions for Delivery of Securities:

     Deposit to my Westminster brokerage account
     Deposit to my brokerage account at __________________________ (other brokerage)

     Deliver to the address above

Broker:
        Westminster Rep:_______________________

ACCEPTED this ___ day of _________ ____, with respect to _______________ Units.

CLEAR SKIES HOLDINGS, INC.

By:	_____________________________________________

Name:
Title: